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                                                                    EXHIBIT 23.1

                              [LETTERHEAD OF KPMG]

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
TRICOM, S. A.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" and "Summary Financial Data" in the prospectus.

                                     /s/ KPMG
                                Member Firm of KPMG International

Santo Domingo, Dominican Republic
July 23, 2001


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